UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CREDIT SUISSE ASSET MANAGEMENT

INCOME FUND, INC.

Eleven Madison Avenue

New York, New York 10010

(800) 293-1232

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 25, 2024

TO THE SHAREHOLDERS OF

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Credit Suisse Asset Management Income Fund, Inc. (NYSE American: CIK) (the “Fund” or “CIK”) will be held at the offices of Credit Suisse Asset Management, LLC (“Credit Suisse”), Eleven Madison Avenue (between East 24th and 25th Streets), Floor 2B, New York, New York 10010, on Thursday, April 25, 2024, commencing at 2:00 p.m. Eastern Time.

The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

(1) To elect two (2) Directors of the Fund.

This proposal is discussed in greater detail in the attached Proxy Statement. The Board of Directors of the Fund has determined that it is in the best interest of shareholders and the Fund to vote “FOR” the proposal.

The close of business on March 14, 2024 has been fixed as the record date (the “Record Date”) for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

This notice and related proxy materials are first being mailed to shareholders on or about March 20, 2024.

By order of the Board of Directors,

OMAR TARIQ

Chief Executive Officer and President

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 20, 2024

New York, New York

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

Eleven Madison Avenue

New York, New York 10010

Proxy Statement for the

Annual Meeting of Shareholders

To Be Held on Thursday, April 25, 2024

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the “Board” and each member thereof, a “Director”), of Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC (“Credit Suisse”), Eleven Madison Avenue (between East 24th and 25th Streets), Floor 2B, New York, New York 10010 on Thursday, April 25, 2024 (commencing at 2:00 p.m. Eastern Time) and at any adjournments thereof (collectively, the “Meeting”). A Notice of Annual Meeting of Shareholders and a proxy card (the “Proxy”) accompany this Proxy Statement.

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone or personal interviews conducted by officers or employees of the Fund; Credit Suisse, the investment adviser to the Fund; State Street Bank and Trust Company, the administrator of the Fund (the “Administrator”); or AST Fund Solutions, LLC (“AST”), a professional proxy solicitation firm that has been retained by the Fund for a fee not to exceed $1,500 plus all reasonable out of pocket expenses (mailings, emails, and shareholder telephone calls) incurred on behalf of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and proxy solicitation firms for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares, (c) payment of AST for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement and accompanying Proxy are expected to be mailed to shareholders on or about March 20, 2024.

The principal executive office of the Fund and Credit Suisse is Eleven Madison Avenue, 9th Floor, New York, New York 10010. The principal executive office of the Administrator is One Lincoln Street, Boston, Massachusetts 02111.

The Fund’s Annual Report containing audited financial statements for the fiscal year ended December 31, 2023 has previously been furnished to all shareholders of the Fund. The Fund’s Annual Report is not to be regarded as proxy-soliciting material.

If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted “FOR” the proposal presented for approval at the Meeting and will be voted on any matters that may properly come before the Meeting in accordance with the judgment of the persons named in the Proxy. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 9th Floor, New York, New York 10010), voting again through the toll-free number or the Internet address listed in the Proxy or at the Meeting by executing a superseding Proxy or by submitting a notice of revocation. Merely attending the Meeting, however, will not revoke any previously submitted Proxy.

A quorum of shareholders is constituted by the presence at the virtual meeting or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy or the Chairman of the Meeting will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the Meeting may be adjourned by the Chairman of the Meeting or the shareholders may propose an adjournment of the Meeting to permit further solicitation of Proxies. Any such adjournment by the shareholders will require the affirmative vote of a majority of the Fund’s shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on a proposal properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

The election of a Director will require that the candidate receive a plurality of the votes cast at the Meeting virtually or by proxy. A “plurality” vote means the candidate who receives the largest number of votes cast (even if they receive less than a majority) will be elected as a Director. Since each candidate for election as a

Director is running unopposed, each candidate only needs one vote to be elected if there is a quorum present at the Meeting. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the election.

Credit Suisse and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

The Fund has one class of shares of capital stock, par value $0.001 per share (the “Shares”). On the record date, March 14, 2024, there were 53,090,307 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to a proportionate share of one vote. In accordance with the rules of the Securities and Exchange Commission (“SEC”), the Fund is advising its shareholders of the availability on the Internet of the proxy materials relating to the Meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because the Fund has elected to utilize the “full set delivery” option, the Fund is delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website.

In order that your Shares may be represented at the Meeting, you are requested to:

—indicate your instructions on the Proxy;

—date and sign the Proxy;

—mail the Proxy promptly in the enclosed envelope; and

—allow sufficient time for the Proxy to be received and processed on or before 2:00 p.m. Eastern Time on April 25, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of the Fund to Be Held on Thursday, April 25, 2024. The Notice of Annual Meeting of Shareholders, Proxy Statement and the Fund’s most recent annual report are available on the Internet at www.credit-suisse.com/us. The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended December 31, 2023 to any Fund shareholder upon request. To request a copy, please write to the Fund c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 9th Floor, New York, NY 10010, or call Telephone: 1-800-293-1232. You may also call for information on how to obtain directions to be able to attend the Meeting and vote virtually.

PROPOSAL 1: ELECTION OF DIRECTORS

The only proposal to be submitted at the Meeting will be the election of one (1) Non-Interested Director (as defined below) and one (1) Interested Director (as defined below) of the Fund to hold office for the term set forth below and until their respective successors are duly elected and qualified. Directors who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund and the Fund’s investment adviser, Credit Suisse, are referred to in this Proxy Statement as “Non-Interested Directors”. “Interested persons” of a fund include, among others, persons who currently have or have had certain affiliations or relationships with the fund or its investment adviser or principal underwriter. Directors who are “interested persons” of the Fund and Credit Suisse are referred to in this Proxy Statement as “Interested Directors.”

Pursuant to the Fund’s Articles of Incorporation, the Board is divided into three classes, with each class having a term of three years. Each year the term of one class will expire. Each of Mahendra R. Gupta and John G. Popp currently serves as a Director of the Fund and has been nominated to serve as a Class II Director for a three-year term to expire at the Fund’s 2027 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Laura A. DeFelice currently serves as a Class III Director for a three-year term to expire at the Fund’s 2025 Annual Meeting of Shareholders or until her sucessor is duly elected and qualified. Each of Samantha Kappagoda and Steven N. Rappaport currently serves as a Class I Director for a three-year term to expire at the Fund’s 2026 Annual Meeting of Shareholder or until his or her successor is duly elected and qualified.

Each nominee has indicated an intention to continue to serve if elected and has also consented to being named in this Proxy Statement.

The following tables set forth certain information regarding the nominees for election to the Board, Directors whose terms of office continue beyond the Meeting, and the principal officers of the Fund.

DIRECTORS/NOMINEES

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen By Director	Other Directorships Held By Director During Past Five Years

Nominee for Non-Interested Director:

Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Director, Nominating Committee Member and Audit Committee Chair	Director since 2018 and Chair of the Audit Committee since 2019; current term ends at the 2024 annual meeting	Professor, Washington University in St. Louis from 1990 to present; Partner, R.J. Mithaiwala (Food manufacturing and retail, India) from 1977 to present; Partner, F.F.B. Corporation (Agriculture, India) from 1977 to present; Partner, RPMG Research Corporation (Benchmark research) from 2001 to present.	9	Director of Caleres Inc. (footwear) from 2012 to present; Director and Chair of the finance committee at the Foundation of Barnes Jewish Hospital (healthcare) from 2018 to present; Director of First Bank (finance) from 2022 to present; Director of ENDI Corporation (finance) from 2022 to present; Director of Consortium for Graduate Study in Management (non-profit) from 2017 to 2023; The Oasis Institute (non-profit) from 2022 to present; Director of Koch Development Corporation (real estate development) from 2017 to 2020; Director of the Guardian Angels of St. Louis (not-for-profit) from 2015 to 2021.

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen By Director	Other Directorships Held By Director During Past Five Years

Nominee for Interested Director:

John G. Popp** Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	Director; Chief Executive Officer and President from 2010 to 2024; Chief Investment Officer since 2024	Director since 2013 current term ends at the 2024 annual meeting	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997.	9	None.

Non-Interested Directors:

Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chair of the Board. Director, Nominating Committee and Audit Committee Member	Chair since 2023 and Director since 2018; current term ends at the 2025 annual meeting	Managing Member of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Managing Member of Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	9	Director of the Lyric Opera of Chicago (performing arts) from 2021 to present.

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen By Director	Other Directorships Held By Director During Past Five Years

Samantha Kappagoda c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 1968	Director, Nominating Committee Chair and Audit Committee Member	Director since 2023; current term ends at the 2026 annual meeting	Chief Economist, Risk Economics, Inc. (Economic Analysis) from 2009 to present; Co-Managing Member, Numerati Partners LLC (Research & Development Technology Strategy) from 2012 to present; Affiliate of Analysis Group Inc (Economic Analysis) from 2023 to present.	9	Director of Girl Scouts of Greater New York (non-profit) from 2014 to present; Visiting Scholar, Courant Institute of Mathematical Sciences, New York University (education) from 2011 to present; Director of Council for Economic Education (non-profit) from 2014 to 2020; Director of Glynwood Center, Inc. (non-profit) from 2010 to 2019.

Steven N. Rappaport c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1948	Director, Nominating Committee and Audit Committee Member	Director since 2005 and Chair from 2012 to November 2023; current term ends at the 2026 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	9	Director of abrdn Emerging Markets Equity Income Fund, Inc. (a closed-end investment company); Director of abrdn Funds (20 open-end portfolios) from 2016 to 2023.

*

Subject to the Fund’s retirement policy, no Director shall be presented to shareholders of the Fund for election at any meeting that is scheduled to occur after he/she has reached the age of 74 and a Director shall automatically be deemed to retire from the Board at the next annual shareholders’ meeting following the date that he/she reaches the age of 75 years even if his/her term of office has not expired on that date. The requirements of the retirement policy may be waived with respect to an individual Director. The Board has approved a waiver of the policy with respect to Mr. Rappaport through the 2025 annual meeting. Each Officer serves until his or her respective successor has been duly elected and qualified.

**	Mr. Popp is an “interested person” of the Fund as defined in the 1940 Act by virtue of his current position as an officer of Credit Suisse.
***

The “Fund Complex” (or “Credit Suisse Funds”) consists of Credit Suisse High Yield Bond Fund, Credit Suisse Asset Management Income Fund, Inc., Credit Suisse Commodity Strategy Funds (which currently consists of two portfolios), Credit Suisse Opportunity Funds (which currently consists of four portfolios) and Credit Suisse Trust (which currently consists of one portfolio).

OFFICERS WHO ARE NOT DIRECTORS

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Omar Tariq Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1983	Chief Executive Officer and President	Since 2024	Director of Credit Suisse since 2019; Chief Financial Officer and Treasurer from 2019 to 2024; Senior Manager of PricewaterhouseCoopers, LLP from 2010 to 2019; Officer of other Credit Suisse Funds.

Brandi Sinkovich Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York, 10010 Year of Birth: 1979	Chief Compliance Officer	Since 2023	Director of Credit Suisse since 2023; Vice President and Regulatory Counsel, Exos Financial from 2022 to 2023; Vice President and Compliance Officer, Neuberger Berman from 2019 to 2022; Vice President, Compliance, Goldman Sachs from 2017 to 2019; Associated with Credit Suisse since January 2023; Officer of other Credit Suisse Funds.

Lou Anne McInnis Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Legal Officer	Since 2015	Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1963	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Rose Ann Bubloski Credit Suisse Asset Management, LLC Eleven Madison Avenue New York New York 10010 Year of Birth: 1968	Chief Financial Officer and Treasurer	Since 2024	Director and Senior Manager of UBS Asset Management (Americas) LLC since 2011; Officer of other Credit Suisse Funds.

*

The current terms of office of the Fund’s officers will end at the Board of Directors’ meeting next following the Meeting, at which meeting it is anticipated that the Board will consider electing the Fund’s officers for an additional term.

Qualification of Board of Directors/Nominees

The Board believes that each Director’s and nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director and nominee should serve as a Director. Among the attributes common to all Directors and the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s or nominee’s ability to perform his or her duties effectively may have been attained through the Director’s or nominee’s business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director and nominee that support the conclusion that each person should serve as a Director.

Nominee for Non-Interested Director

Mahendra R. Gupta. Mr. Gupta has been a Director of the Fund since 2018 and Chair of the Audit Committee since 2019. Mr. Gupta is a Professor at Washington University in St. Louis. He has over 30 years of academic experience as a professor of accounting and management. Mr. Gupta currently also serves on the boards of directors/trustees of all the open-end Credit Suisse Funds and another closed-end fund in the Fund Complex.

Non-Interested Directors

Laura A. DeFelice. Ms. DeFelice has been a Director of the Fund since 2018 and Chair of the Board since November 2023. Ms. DeFelice is the founding principal of two companies, one focusing on multi-family and commercial real estate ownership, leasing and management and the other focusing on renewable energy project development. She has over 25 years of business experience in the financial services industry, including as a law firm partner specializing in structured finance. Ms. DeFelice currently serves on the boards of directors/trustees of all of the open-end Credit Suisse Funds and another closed-end fund in the Fund Complex.

Samantha Kappagoda. Ms. Kappagoda has been a Director of the Fund and Chair of the Nominating Committee since 2023. Ms. Kappagoda is the Chief Economist and Co-Founder of Risk Economics, Inc. and Co-Managing Member of Numerati Partners LLC. She has over thirty years of experience as an economist. Ms. Kappagoda currently also serves on the boards of directors/trustees of all the open-end Credit Suisse Funds and another closed-end fund in the Fund Complex.

Steven N. Rappaport. Mr. Rappaport has been a Director since 2005 of the Fund. In addition, he has over 30 years of business experience in the financial services industry. Mr. Rappaport currently also serves on the boards of directors/trustees of all of the open-end Credit Suisse Funds and another closed-end fund in the Fund Complex.

Interested Director/Nominee

John G. Popp. Mr. Popp has been a Director since 2013. Mr. Popp is the Chief Investment Officer of the Fund and another closed-end fund in the Fund Complex. He is a Managing Director of Credit Suisse. He is the Global Head and Chief Investment Officer of the Credit Investments Group. Mr. Popp has been associated with Credit Suisse since 1997. He has over 30 years of business experience in the financial services industry. Mr. Popp also served as Chief Executive Officer and President of all the funds in the Credit Suisse Fund Complex from 2010 to 2024, and is a trustee of another closed-end fund in the Fund Complex. Mr. Popp has been a trustee of all the open-end funds in the Fund Complex since 2017.

Specific details regarding each Director’s and nominee’s principal occupations during the past five years are included in the table above.

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Credit Suisse Family of Investment Companies (as defined below) beneficially owned by each Director or nominee.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund*(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Credit Suisse Family of Investment Companies*(1)(3)

Nominee for Non-Interested Director:
Mahendra R. Gupta	A	E

Non-Interested Directors:

Laura A. DeFelice	A	E
Samantha Kappagoda	A	A
Steven N. Rappaport	E	E

Nominee for Interested Director:

John G. Popp	A	C

*	Key to Dollar Ranges

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	over $100,000

(1)

This information has been furnished by each Director as of February 29, 2024. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	The Fund’s Directors and officers, in the aggregate, own less than 1% of the Fund’s outstanding equity securities.

(3)

“Credit Suisse Family of Investment Companies” means those registered investment companies that share Credit Suisse as their investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of February 29, 2024, none of the nominees for election to the Board as Non-Interested Directors, the other Non-Interested Directors or their immediate family members owned beneficially or of record any class of securities in Credit Suisse or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse.

During the fiscal year ended December 31, 2023, each Non-Interested Director received an annual fee of $23,100 and $2,100 for each meeting of the Board attended by him or her and was reimbursed for expenses incurred in connection with his or her attendance at the Fund’s Board meetings. The total remuneration paid by the Fund during the fiscal year ended December 31, 2023 to all such Non-Interested Directors was $153,850. During the fiscal year ended December 31, 2023, the Chair of the Board received an additional annual fee of $5,250 and the Audit Committee Chair received an additional annual fee of $2,100. The

Nominating Committee Chair received an additional annual fee of $2,000. Each Director also received a $25,000 fee from the the Credit Suisse Funds complex as compensation for the numerous formal and informal meetings held in 2023 to consider matters in connection with the merger of Credit Suisse Group AG with UBS Group AG. Effective January 1, 2024, the Chair of the Board’s annual fee decreased to $4,764 from $5,250; the Audit Committee Chair’s annual fee increased to $2,608.50; and the Nominating Committee Chair’s annual fee decreased to $1,071.50.

During the fiscal year ended December 31, 2023, the Board convened twenty-four times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he or she served during the period for which he or she was a Director.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged Credit Suisse to manage the Fund on a day-to-day basis. The Board is responsible for overseeing Credit Suisse and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s charter. The Board is currently composed of five members each of whom, other than Mr. Popp, is a Non-Interested Director. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Non-Interested Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Laura A. DeFelice, a Non-Interested Director, to serve in the role of Chair. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, counsel and other Directors generally between meetings. The Chair serves as a key point person for dealings between management and the Directors. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of Credit Suisse and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, Credit Suisse, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

All of the Directors, except for John Popp, constitute the Fund’s Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the NYSE American, LLC, formerly known as NYSE MKT, LLC (the “NYSE American”)). The Audit Committee convened eight times during the fiscal year ended December 31, 2023. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

All of the Directors, except for John Popp, constitute the Fund’s Nominating Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the NYSE American). The Nominating Committee met eight times during the fiscal year ended December 31, 2023. At a meeting of the Nominating Committee held on February 13, 2024, the Nominating Committee (with the nominees abstaining from voting) determined to recommend to the full Board the nomination of each of Mahendra R. Gupta and John G. Popp for a three-year term. The Nominating Committee selects and recommends to the full Board candidates for nomination as Directors. The Board has adopted a Nominating Committee Charter (a copy of which is included as Appendix A to this Proxy Statement). In nominating candidates, the Nominating Committee will take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. With respect to diversity, the Nominating Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board.

The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 9th Floor, New York, New York 10010. Shareholders or shareholder groups submitting proposed candidates must substantiate compliance with the requirements in the Fund’s By-laws at the time of submitting their proposed candidate. Any submission should include, at a minimum, the following information: As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). To be considered for inclusion in the Fund’s proxy statement, the submission must be delivered to or mailed and received at the principal executive offices of the Fund not later than 120 days, nor earlier than 150 days, before the first anniversary of the date on which the Fund first mailed its proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice by such shareholder to be timely must be so received not earlier than 150 days prior to such annual meeting and not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

The Fund does not have a Compensation Committee.

COMPENSATION

The following table shows certain compensation information for the Directors for the fiscal year ended December 31, 2023. All officers of the Fund are employees of and are compensated by Credit Suisse. None of the Fund’s executive officers or Directors who are also officers or directors of Credit Suisse received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

Name of Director or Nominee	Aggregate Compensation From the Fund	Total Compensation From Fund and Fund Complex Paid To Director or Nominee*
Nominee for Non-Interested Director:

Mahendra Gupta	$38,725	$208,375

Non-Interested Directors:

Laura A. DeFelice	$37,063	$199,363
Samantha Kappagoda	$36,625	$199,410
Steven N. Rappaport	$41,438	$229,988

*	9 funds comprise the Fund Complex and each Director serves as a director/trustee on the board of each fund in the Fund Complex.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” the election of the nominees to the Board.

OTHER BOARD-RELATED MATTERS

Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board c/o the Secretary of the Fund. All such communications will be directed to the Board’s attention.

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

REPORT OF THE AUDIT COMMITTEE

Pursuant to the Audit Committee Charter adopted by the Board (a copy of which is included as Appendix B to this proxy statement), the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm and overseeing the Fund’s internal controls. The Fund’s Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by the independent registered public accounting firm to the Fund and to Credit Suisse and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out audits in accordance with standards established by the Public Company Accounting Oversight Board (United States) (“PCAOB”).

The Audit Committee has met with the Fund’s management to discuss, among other things, the Fund’s audited financial statements for the fiscal year ended December 31, 2023. The Audit Committee has also met with the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), and discussed with them certain matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received from PwC the letter required by the SEC’s independence rules describing any relationships between it and the Fund, Credit Suisse and its affiliates that may be thought to bear upon the independence of the independent registered public accounting firm. The Audit Committee has discussed with PwC its independence and has considered whether the provision of services by PwC to the Fund, Credit Suisse and its affiliates was compatible with maintaining PwC’s independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s 2023 Annual Report to Shareholders for the fiscal year ended December 31, 2023 and be mailed to shareholders and filed with the SEC.

Submitted by the Audit Committee of the Fund’s Board of Directors

Laura A. DeFelice

Mahendra R. Gupta

Samantha Kappagoda

Steven N. Rappaport

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on August 22, 2022, the Fund’s Audit Committee approved the selection of PwC as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2023. PwC has been the Fund’s independent registered public accounting firm since June 25, 2020, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement, if the representatives so desire, and will be available to answer any questions that may arise. It is expected that PwC will no longer be deemed an independent registered public accounting firm with respect to the Fund after April 30, 2024 and that the Fund’s Audit Committee will approve the selection of a new independent registered public accounting firm for the 2024 fiscal year.

The information in the table below is provided for services rendered to the Fund showing the amount of fees billed to the Fund during the Fund’s last two fiscal years by PwC. For engagement with PwC, the Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Fund for its fiscal years ended December 31, 2022 and December 31, 2023.

	2022	2023
Audit Fees	$47,900	$53,900
Audit-Related Fees	$0	$0
Tax Fees(1)	$4,500	$4,500
All Other Fees(2)	$28,000	$30,000
Total	$80,400	$88,400

(1)	Tax services in connection with the Fund’s excise tax calculations and review of the Fund’s applicable tax returns.
(2)	Represents payments to PwC for the issuance of a consent letter and comfort letter in connection with the Fund’s registration statement on Form N-2 and prospectus supplement.

The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund (each a “Covered Services Provider”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate fees billed by PwC for the fiscal years ended December 31, 2022 and December 31, 2023 for non-audit services rendered to the Fund, Credit Suisse or Covered Service Providers were $32,500 and $34,500, respectively.

All of the services described above were pre-approved by the Audit Committee.

ADDITIONAL INFORMATION

Beneficial Owners

Based upon the Fund’s review of filings made pursuant to Section 13 of the 1934 Act, as of March 1, 2024, to the Fund’s knowledge the following shareholders beneficially owned over 5% of the Fund’s Shares:

	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	First Trust Portfolios L.P.	11,830,108	*	22.43%

*

As stated in Schedule 13G/A filed with the SEC on January 24, 2024, First Trust Portfolios L.P., First Trust Advisors L.P. and the Charger Corporation share beneficial ownership of 11,830,108 Shares, or 22.43% of the common stock.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund’s officers and directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund’s Shares to file reports of ownership with the SEC and the Fund.

Based solely upon its review of the copies of such forms and amendments thereto filed electronically with the SEC during the fiscal year ended December 31, 2023 received by it and written representations from such persons, to the knowledge of the Fund, for the fiscal year ended December 31, 2023, such reports were filed on a timely basis, with the exception of a Form 3 submission relating to Brandi Sinkovich’s appointment as Chief Compliance Officer, which was inadvertently not filed in a timely manner and has since been filed.

SHAREHOLDER PROPOSALS

Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund’s proxy materials relating to its 2025 annual meeting of shareholders, pursuant to Rule 14a-8 under the 1934 Act, the shareholder must deliver the proposal to the offices of the Fund by November 29, 2024. In the event the Fund moves the date of its 2025 annual shareholder meeting by more than 30 days from the anniversary of its 2024 annual shareholder meeting, shareholder submissions of proposals for inclusion in the Fund’s proxy statement and proxy card for the 2025 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2025 annual shareholder meeting. Under Rule 14a-8, a shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. Additionally, a shareholder desiring to submit a proposal must be: (i) a record or beneficial owner of Shares with a market value of at least $2,000 and must have held such Shares for at least three years, (ii) a record or beneficial owner of Shares with a market value of at least $15,000 and must have held such Shares for at least two years, or (iii) a record or beneficial owner of Shares with a market value of at least $25,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy materials.

Shareholders who do not wish to submit a proposal for inclusion in the Fund’s proxy materials relating to its 2025 annual meeting of shareholders pursuant to Rule 14a-8 under the 1934 Act may submit a proposal to be considered for inclusion in the Fund’s proxy materials relating to its 2025 annual meeting of shareholders in accordance with the Fund’s By-laws. Such shareholder proposal must be received by the Fund no earlier than October 30, 2024 and no later than November 29, 2024, assuming that the 2025 annual meeting of shareholders is held within 30 days of April 25, 2025.

Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder in compliance with the requirements in the Fund’s By-laws.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (by certified mail being recommended) to and received by, Credit Asset Management Income Fund, Inc. c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 9th Floor, New York, New York 10010 not later than 120 days, nor earlier than 150 days, before the first anniversary of the date on which the Fund first mailed its proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice by such shareholder to be timely must be so received not earlier than 150 days prior to such annual meeting and not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

Any such notice by a shareholder shall set forth:

(i) as to any business that the shareholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the annual meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and

(ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:

(1) the name and address of such shareholder, as they appear on the Fund’s books, and of such beneficial owner,

(2) the class and number of shares which are owned beneficially and of record by such shareholder and such beneficial owner and any Person1 who has a Disclosable Relationship2 with such shareholder or beneficial owner (“Shareholder Associate”),

1 ”Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, includ-ing a series or portfolio of any of the foregoing, or a government or political sub-division or an agency or instrumentality thereof.

2 “Disclosable Relationship” with respect to another Person means (A) the existence at any time during the current calendar year or at any time within the two most recently completed calendar years of any agreement, arrangement, understanding (whether written or oral) or practice, including sharing of information, decisions or actions, of a Person with such other Person with respect to the Fund or shares of the Fund, (B) the beneficial ownership of securities of any Person known by such Person to beneficially own shares of the Fund and of which such Person knows such other Person also beneficially owns any securities, (C) sharing beneficial ownership of any securities with such other Person, (D) being an immediate family member of such other Person, (E) the existence at any time during the current calendar year or at any time within the two most recently completed calendar years of a material business or professional relationship with such other Person or with any Person of which such other Person is a holder of 5% or more of the outstanding voting securities, officer, director, general partner, managing member or employee or (F) controlling, being controlled by or being under common control with such other Person.

(3) the name of each nominee holder of shares owned beneficially but not of record by such shareholder and such beneficial owner and their respective Shareholder Associates, and the number of such shares held by each such nominee holder,

(4) a description of any agreement, arrangement or understanding (whether written or oral) with respect to the proposal between or among such shareholder and such beneficial owner, any of their respective Shareholder Associates, and any other Person or Persons (including their names) in connection with the proposal of such business and any material interest of such Person or any Shareholder Associate of such Person, in such business, including any anticipated benefit therefrom to such Person, or any Shareholder Associate of such Person,

(5) a description of any agreement, arrangement or understanding, whether written or oral (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares), that has been entered into as of the date of the shareholder’s notice by, or on behalf of, such shareholder and such beneficial owners or their respective Shareholder Associates, the effect or intent of which is to mitigate loss to, manage the risk of or benefit from Fund share price changes, or increase or decrease the voting power of, such shareholder or such beneficial owner or their respective Shareholder Associates, with respect to shares of the Fund,

(6) a description of all commercial and professional relationships and transactions between or among such shareholder and such beneficial owners or their respective Shareholder Associates, and any other Person or Persons known to such shareholder and such beneficial owners or their respective Shareholder Associates to have a material interest in the matter that is the subject of such notice,

(7) the investment strategy or objective, if any, of such shareholder and such beneficial owners and their respective Shareholder Associates that are not individuals, and a copy of the most recent prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such shareholder, beneficial owner and each such Shareholder Associate,

(8) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business,

(9) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Fund’s outstanding shares required to approve or adopt the proposal and/or (b) otherwise to solicit proxies from shareholders in support of such proposal, and

(10) any other information relating to such shareholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such shareholder or beneficial owner with respect to the proposed business to be brought by such Shareholder or beneficial owner before the meeting pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder, whether or not the shareholder submitting the notice intends to deliver a proxy statement or solicit proxies.

(iii) A shareholder providing notice of any business proposed to be brought before a meeting of shareholders shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for determining the shareholders entitled to receive notice of the meeting of shareholders and such update and supplement shall be received by the Secretary of the Fund at the principal executive offices of the Fund not later than 5 business days after the record date for determining the shareholders entitled to receive notice of the meeting of shareholders.

The foregoing notice requirements shall be deemed satisfied by a shareholder if the shareholder has notified the Fund of his, her or its intention to present a proposal at a meeting in compliance with Rule 14a-8 promulgated under the 1934 Act and such shareholder’s proposal has been included in a proxy statement that has been prepared by the Fund to solicit proxies for such meeting.

The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2025 annual meeting of shareholders not included in the proxy statement and form of proxy that are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at (800) 293-1232. If any shareholder does not want the mailing of this Proxy

Statement to be combined with those for other members of your household, please contact the Fund in writing at: Eleven Madison Avenue, 9th Floor, New York, New York 10010 or call the Fund at (800) 293-1232.

Other Business

Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

APPENDIX A

NOMINATING COMMITTEE CHARTER

This document serves as the Charter for the Nominating Committee (the “Committee”) of the Board of Directors/Trustees (the “Board”) of each fund (the “Fund” and collectively the “Funds”) advised by Credit Suisse Asset Management, LLC (“Credit Suisse”) listed on Appendix A hereto (each such Charter being a separate Charter).

SECTION 1. PURPOSE & SCOPE

The purpose of the Nominating Committee is to assist the Board in its selection and evaluation of members with the competencies needed to oversee the Funds so that the interests of shareholders in the Funds are well-served.

In pursuit of this purpose, the scope of the Committee’s responsibilities shall include:

—-the	nomination of new Directors.

—-the	evaluation of the Board and its committee structure.

SECTION 2. MEMBERSHIP

(a)

The Committee for each Fund shall consist of at least three of the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and, if applicable, “independent” as such term is defined by the listing standards of the principal national securities exchange upon which the Fund’s shares are listed, if any.

(b)	The Committee shall appoint its Chairperson by a majority vote of its members.

(c)	The compensation, if any, of the Committee members shall be as determined by the Board.

SECTION 3. NOMINATION POLICY AND RESPONSIBILITIES

(a)

In nominating candidates, the Committee will search for those highly qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies, and of the Fund in particular, may confront in fulfilling their duties to fund shareholders. In addition, the Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Committee is also responsible for the analyses of the appropriateness of establishing minimum shareholding levels for Directors.

(b)

The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the candidate:

•	The candidate must satisfy all qualifications provided under this Charter and in the Fund’s organizational documents, including qualification as a “non-interested” Board member.

•	The candidate may not be the nominating shareholder or a member of the nominating shareholder group (as defined below).

•

A member of the nominating shareholder group refers to any person who: (A) at any time during the current calendar year or at any time within the two most recently completed calendar years had any agreement, arrangement, understanding (whether written or oral) or practice, including the sharing of information, decisions or actions, with the nominating shareholder with respect to the Fund or other investment companies or shares of the Fund or other investment companies, (B) has beneficial ownership of securities of the nominating shareholder, (C) shares beneficial ownership of any securities with the nominating shareholder, (D) is an immediate family member of the nominating shareholder, (E) at any time during the current calendar year or at any time within the two most recently completed calendar years had a material business or professional relationship with the nominating shareholder or with any person of which the nominating shareholder is a holder of 5% or more of the outstanding voting securities, officer, director, general partner, managing member or employee or (F) controls, is controlled by or is under common control with the nominating shareholder.

•

Neither the candidate nor any member of the candidate’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

•

Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the candidate’s name was submitted, during the immediately preceding calendar year, or during the year when the candidate’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

•

The candidate may not be an executive officer, director/trustee (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

•

The candidate may not control (as that term is defined under the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

•	A shareholder or shareholder group may not submit for consideration a candidate who has previously been considered by the Committee.

Any recommendation should be submitted to the Secretary of the relevant Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010. Shareholders or shareholder groups submitting proposed candidates must substantiate compliance with the above requirements at the time of submitting their proposed candidate. Any submission should include, at a minimum, the following information: As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). In the case of a Fund holding an annual meeting of shareholders, any such submission in order to be considered for inclusion in the Fund’s proxy statement must be delivered to or mailed and received at the principal executive offices of the Corporation not later than 120 days, nor earlier than 150 days, before the first anniversary of the date on which the Corporation first mailed its proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice by such Stockholder to be timely must be so received not earlier than 150 days prior to such annual meeting and not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

SECTION 4. ADDITIONAL RIGHTS AND RESPONSIBILITIES

(a)

The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the directors, including any term limits, limits on the number of boards (or committees) on which a director may sit and normal retirement age.

(b)	The Committee may retain and terminate a search firm to identify director nominees, subject to the Board’s sole authority to approve the search firm’s fees and other retention terms.

(c)

The Committee shall be responsible for annually evaluating the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

(d)	The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

(e)

Any Committee Member that is approaching the date that is two years from their retirement from the Board shall inform each of the other Committee Members to enable the Committee to properly plan for succession and a smooth transition of Board membership and leadership roles. A prospectively retiring Member shall cooperate with the remaining Committee Members to set the date when he/she shall come off the Committee.

(f)

In order to enable the Committee to properly plan for succession and smooth transitions of Board membership and leadership roles, any Committee member that reaches the date that is one (1) year from the date of their retirement from the Board shall automatically no longer be a member of the Committee as of such date. Any Committee member that has made a final decision to retire early from the Board shall inform each of the other Committee members of such decision and shall also automatically no longer be a member of the Committee as of the date that is one (1) year from their stated retirement date, or, if later, the date of their notification to the other Committee members of their intention to retire early.

(g)

The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

SECTION 5. PROCEDURAL MATTERS

(a)	The Committee shall meet at least once a year.

(b)	The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

(c)

The Committee shall, from time to time (but not less frequently than annually) as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Charter shall be posted on the Fund’s website.

(d)

The Board has granted to the Committee access to the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks, that will be reimbursed by the Fund.

September 28, 2023

APPENDIX A

Credit Suisse High Yield Bond Fund

Credit Suisse Asset Management Income Fund

APPENDIX B

AUDIT COMMITTEE CHARTER

This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of Directors/Trustees (the “Board”) of each fund (the “Fund”) advised by Credit Suisse Asset Management, LLC (“Credit Suisse”) listed on Appendix A hereto (each such Charter being a separate Charter).

Purpose

The primary purposes of the Committee are to:

•  assist Board oversight of

1.	the integrity of the Fund’s financial statements

2.	the independent auditor’s qualifications and independence

3.	the performance of the Fund’s independent auditors

4.	the Fund’s compliance with legal and regulatory requirements

•  prepare an audit committee report, if required by the SEC, to be included in the Fund’s annual proxy statement, if any;

•  oversee the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and practices and its internal controls relating thereto;

•  determine the selection, appointment, retention and termination of the Fund’s independent auditors, as well as approving the compensation of the auditors;

•  pre-approve all audit and non-audit services provided to the Fund and certain other persons (as described in 2(b) below) by such independent auditors; and

•  act as a liaison between the Fund’s independent auditors and the Board.

The Fund’s independent auditors shall report directly to the Committee.

The primary function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board) and (iii) statements made by the officers and employees of the Fund, Credit Suisse or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund’s financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.

Composition and Qualifications

(a)  The Committee shall consist of at least three Board members none of whom is an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Board Members”), each of whom shall be financially literate and able to read and understand fundamental financial statements, including the Fund’s balance sheet, income statement and cash flow statement, and at least one of whom shall have accounting or related financial management expertise as determined by the Fund’s Board in its business judgment. Each member of the Committee must also meet the New York Stock Exchange’s independence requirements for audit committee members of listed companies and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”). If one or more members of the Committee qualify as an “audit committee financial expert” (“ACFE”), within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, at least one such member shall be designated as the Committee’s ACFE. The Committee shall elect a chairperson, who shall preside over Committee meetings (the “Chairperson”). The Chairperson shall serve as such until his successor is selected by the Committee.

The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

(b)  With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Board of Directors shall determine:

(i)  that each member of the Audit Committee is “independent” pursuant to the governance standards of the New York Stock Exchange

(“NYSE”) or applicable law or, in the case of a Fund whose securities are listed on the NYSE American (formerly known as (“NYSE MKT”), pursuant to the governance standards of the NYSE American;

(ii)  that each Audit Committee member is financially literate and able to read and understand fundamental financial statements, including the Fund’s balance sheet, income statement and cash flow statement;

(iii)  that at least one of the Committee members has accounting or related financial management expertise and, for a Fund whose securities are listed on the NYSE American, is “financially sophisticated” pursuant to NYSE American rules; and

(iv)  the adequacy of the Charter.

Duties and Powers

1.  To carry out its purposes, the Committee shall have the following duties and powers to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate: (a) to determine, and recommend to the Independent Board Members for their ratification and approval, the selection, appointment, compensation, retention and termination of the Fund’s independent auditors (or any other public accounting firm engaged for the purposes of performing other audit, review or attest services for the Fund);

(b)  to resolve any disagreements between management and the independent auditors regarding financial reporting and to evaluate and accept the determination of independence made by the independent auditors;

(c)  to pre-approve (i) all audit and permissible non-audit services1 to be provided by the independent auditors to the Fund, and (ii) all permissible non-audit

1 The Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the Fund and (ii) all permissible non-audit services to be provided by the independent auditors to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund (“Covered Services Provider”) if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the Fund’s officers). Pre-approval by the Committee of any permissible non-audit services to be provided by the independent auditors to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provides ongoing services to the Fund (“Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the Fund’s officers);

(d)  to meet with the Fund’s independent auditors, including meetings apart from management, on a regular basis: (i) to review the arrangements for and scope of the proposed annual audit and any special audits; (ii) to review the scope of and approve non-audit services being provided and proposed to be provided; (iii) to discuss any matters of importance relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audits; (iv) to consider the independent auditor’s comments communicated to the Committee with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; (v) to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-CSR; (vi) to review the form of report the independent auditors propose to render to the Board and shareholders; (vii) to discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors, and (viii) receive reports at least annually from the independent auditors regarding their independence (including receiving the independent auditors’ specific representations as to independence consistent with current statements of the Independence Standards Board), and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors;

services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)  to review with the Fund’s management and independent auditors: (i) critical accounting policies and practices applied by the Fund and communicated to the Committee by the independent auditors and/or management in preparing its financial statements; (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management communicated to the Committee; (iii) other material written communications between the independent auditors and the Fund, including any management letter, report on observations and recommendations on internal controls, report on any unadjusted differences (including a listing of adjustments and reclassifications not recorded, if any) communicated to the Committee, engagement letter and independence letter; and (iv) any audit problems or difficulties and management’s response, including any restrictions on the scope of the auditor’s activities or on access to requested information, and any significant disagreements with management;

(f)  to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors;

(g)  to review with management in a general manner, but not assume responsibility for, the Fund’s processes with respect to risk assessment and risk management, and the steps taken to monitor and control such risks and exposures;

(h)  to discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

(i)  to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund and its service providers (as and to the extent required with respect to service providers by applicable rules, regulations or listing requirements or otherwise deemed advisable) of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

(j)  to establish policies governing the hiring by entities within the Fund’s investment company complex of employees or former employees of the independent auditors consistent with government regulations;

(k)  at least annually, to obtain and review a report by the Fund’s independent auditors describing: (1) the audit firm’s internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor’s independence, all relationships between the independent auditors and the Fund, as well as Credit Suisse and any Covered Services Provider;

(l)  to review and evaluate the qualifications, performance and independence of the lead audit partner of the independent auditors on the Fund’s engagement;

(m)  to oversee the regular rotation of such lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

(n)  to review and discuss the Fund’s audited and unaudited financial statements with management and, in the case of the audited financials, the independent auditor, including the Fund’s disclosure of management’s discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund’s audited financial statements in the Fund’s annual report;

(o)  to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal or regulatory requirements and (3) the performance and independence of the Fund’s independent auditors, and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate; and

(p)  to meet periodically with Fund management on all relevant matters, apart from the Fund’s independent auditors.

2.  The Committee shall meet as frequently as necessary to carry out its obligations, but not less frequently than twice a year, and shall hold special meetings as circumstances require. A majority of the total number of members of the Committee shall constitute a quorum of the Committee. A majority of the members of the Committee present shall be empowered to act on behalf of the Committee. The Committee shall regularly meet (typically, on the same day as regular Committee meetings), in separate executive sessions, with representatives of the Fund’s management, the Fund’s independent auditors and the Fund’s other service providers as the members of the Committee deem necessary. Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

3.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee (a) for payment of compensation to the Fund’s independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any advisors employed by the Committee and (c) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, Credit Suisse, the Fund’s sub-advisor(s), if any, the Fund’s counsel and the Fund’s other service providers.

4.  The Committee shall evaluate its performance under this Charter annually.

5.  The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board also shall review and approve this Charter at least annually.

6.  This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all of the members of the Board, including a majority of the “non-interested” Board members (within the meaning of the Investment Company Act of 1940, as amended).

7.  The Chief Executive Officer (the “CEO”) and the Chief Financial Officer of each Fund shall certify to the Audit Committee of each Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the CEO of the Fund must promptly notify the relevant Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

8.  FOR CLOSED-END FUNDS ONLY. (a) Each Fund whose securities are listed on the NYSE shall provide the NYSE, with respect to any subsequent changes to the composition of the Audit Committee or otherwise approximately once each year, written confirmation of the determinations required by Section 1(b) above insofar as Section 1(b) relates to NYSE requirements.

(b)  The CEO of each Fund whose securities are listed on the NYSE shall certify to the NYSE annually that he is not aware of any violation by the Fund of the NYSE corporate governance listing standards and such certification shall be included in the Fund’s annual report to shareholders. If the CEO of any such Fund provides notice to the NYSE upon receipt of a report by any executive officer of any material non-compliance with any applicable provisions of the NYSE corporate governance listing standards, copies of any such certification or notice shall be provided to the Audit Committee of the relevant Fund.

(c)  If a Fund whose securities are listed on the NYSE American provides the NYSE American notice upon receipt of a report by an executive officer of any material non-compliance with the requirements of Rule 10A-3 under the 1934 Act relating to audit committees, copies of any such notice shall be provided to the Audit Committee of the relevant Fund.

Adopted: Effective May 16, 2023

Meeting	Audit Committee Action	Full Board Action
1st Quarter meeting (covering 4th Quarter results)

•  12/31 year end Funds: discuss results of audit [1(e)]

•  12/31 year end Funds: review financial statements and recommend to full boards that they be included in each respective annual report to shareholders [1(n)]

•  12/31 year end Funds: Obtain auditor letter as to adequacy of internal controls [1(d)]

•  All closed-end Funds: determine ability of Audit Committee Members to serve on multiple Audit Committees

•  All Funds: Audit Committee Members, determine independence and financial literacy of all, and financial expertise of at least one. [Composition and Qualifications (b)]

•  12/31 year end Funds: review financial statements and approve inclusion in each respective annual report to shareholders [1(n)]

Meeting	Audit Committee Action	Full Board Action
2nd Quarter meeting (covering 1st Quarter results)	• All Funds: undertake annual review of the adequacy of the Audit Committee Charter [5]	• All Funds: review adequacy of Audit Committee Charter and approve any changes to Audit Committee Charter recommended by Audit Committees [Composition and Qualifications (b)]

Meeting	Audit Committee Action	Full Board Action
3nd Quarter meeting (covering 2nd Quarter results)	• No action required	• No action required

Meeting	Audit Committee Action	Full Board Action
4th Quarter meeting (covering 3rd Quarter results)

•  All Funds: presentation of proposed scope of audit [1(d)]

•  All Funds: discuss audit fees, non-audit services and engagement letters [1(c)]

•  All Funds: approve independent auditors

•  All Funds: Review auditor report on audit firm’s internal quality-control procedures, material issues, performance and independence [1(k)]

•  All Funds: Audit Committee self-evaluation [4]

Special Telephonic Meeting

•  10/31 year end Funds: discuss results of audit [1(e)]

•  10/31 year end Funds: review financial statements and recommend to full board that they be included in the annual report to shareholders [1(n)]

•  10/31 year end Funds: Obtain auditor letter as to adequacy of internal controls [1(d)]

• 10/31 year end Funds: review financial statements and approve inclusion in the respective annual report to shareholders [1(n)]

APPENDIX A

Open-End Funds:

Credit Suisse Commodity Strategy Funds

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Gold and Income Strategy Fund

Credit Suisse Opportunity Funds

Credit Suisse Floating Rate High Income Fund

Credit Suisse Managed Futures Strategy Fund

Credit Suisse Multialternative Strategy Fund

Credit Suisse Strategic Income Fund

Credit Suisse Trust

Commodity Return Strategy Portfolio

Closed-End Funds:

Credit Suisse High Yield Bond Fund

Credit Suisse Asset Management Income Fund

CREDIT SUISSE

ASSET MANAGEMENT INCOME FUND, INC.

April 25, 2024

ANNUAL MEETING PROXY CARD

Credit Suisse Asset Management Income Fund, Inc,

Eleven Madison Avenue

New York, NY 10010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

The undersigned hereby appoints Omar Tariq and Karen Regan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, Eleven Madison Avenue (between East 24th and 25th Streets), Floor 2B, New York, NY 10010, on April 25, 2024 at 2:00 p.m. Eastern time.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominees for Director named below.

In their discretion, the proxies are authorized to vote upon such other business as may properly be presented to the meeting or any adjournments, postponements, continuations, or reschedulings thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲ PLEASE FOLD HERE ▲

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ⬛

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED.

	For	Withhold

Mahendra Gupta	☐	☐

John Popp	☐	☐

Mahendra Gupta and John Popp are each being nominated to serve a three-year term.

MAILID:	“Scanner Bar Code”	CUSIP: 224916106